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                             MMA PRAXIS MUTUAL FUNDS
                        SUPPLEMENT DATED AUGUST 30, 1997
                      TO THE PROSPECTUS DATED APRIL 1, 1997

Effective August 30, 1997, the dividend payment policy for the MMA Praxis International Fund has been revised to permit for the declaration and payment of net investment income twice a year rather than on a quarterly basis. Accordingly, the disclosure on Page 4 under "Dividends and Capital Gains" and on Page 33 under "Dividends and Taxes - Dividends" is hereby amended to reflect the fact that the International Fund intends to declare dividends from net investment income twice a year and pay such dividends twice a year rather than on a quarterly basis.

               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THEIR
                        PROSPECTUS FOR FUTURE REFERENCE